FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                September 18, 1998


                    AMERICA FIRST APARTMENT INVESTORS, L.P.
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-20737
(State of Formation)						                          (Commission File Number)

                                  47-0797793
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
	            (Registrants' telephone number, including area code)

    Item 2. Acquisition or Disposition of Assets. On September 18, 1998, America First Apartment Investors, L.P. (the Partnership), a Delaware Limited Partnership, acquired a 259-unit multifamily housing property located in Orlando, Florida and known as St. Andrews at Westwood Apartments (the "Property") from USF & G/Legg Mason Realty Partners Limited Partnership (the "Seller"). The Partnership paid a total of $15,792,113 for the Property, including acquisition costs of $242,113. The purchase price was determined in arm's-length negotiations. The acquisition of the Property was financed with cash on hand. The Partnership knows of no material relationship between the Seller and the Partnership or any of its affiliates, directors or officers or any associate of any of its directors or officers. The Partnership intends to continue renting the Property as multifamily housing.

     Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Attached as exhibits are historical statements of operating income
									 for the Property for the six months ended June 30, 1998, and the year
									 ended December 31, 1997.

     (b)  Pro Forma Financial Information.

          Pro forma financial statements for the Partnership, prepared as if the Partnership had acquired the Property on January 1, 1997, are attached hereto as an exhibit.

     (c)  Exhibits.

          The following exhibits are filed with this amendment. Each exhibit number refers to the numbers in Item 601 of Regulation S-K of exhibits applicable to Form 10-K.

          (99) Additional Exhibits

               99.01 Statements of Operating Income for the Property

               99.02 Pro Forma financial information for the Partnership

                              SIGNATURES

	     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

					                             AMERICA FIRST APARTMENT INVESTORS, L.P.


					                        By	  America First Capital
						                            Associates Limited Partnership
						                            Four, General Partner of the Registrant

					                        By	  America First Companies L.L.C, General
						                            Partner of America First Capital Associates
                                  Limited Partnership Four



					                        By   /s/ Michael Thesing
						                            Michael Thesing, Vice President and
                                  Principal Financial Officer


December 2, 1998

                                							Exhibit 99.01

                      Statements of Operating Income for the Property

St. Andrews at Westwood Apartments
Statement of Operating Income
For the Six Months Ended June 30, 1998
(Unaudited)

Revenues
 Rental income                                      $ 1,052,888
 Other income                                            58,309
                                                    ------------
                                                      1,111,197
                                                    ------------
Direct Operating Expenses
 Utilities                                               38,197
 Repairs and maintenance                                143,773
 Property improvements	                                  48,096
 Property taxes and insurance                            13,544
 Management fees																                         37,084
 General and administrative                             132,178
                                                     ------------
                                                        412,872
                                                    ------------
Operating income                                    $   698,325
                                                    ============

St. Andrews at Westwood Apartments
Statement of Operating Income
For the Year Ended December 31, 1997
(Unaudited)


Revenues
 Rental income                                      $ 1,946,144
 Other income                                           153,118
                                                    ------------
                                                      2,099,262
                                                    ------------
Direct Operating Expenses
 Salaries		                                            	183,067
 Utilities		                                            108,797
 Repairs and maintenance                                234,022
 Property improvements                                  	84,805
 Property taxes and insurance            														 227,241
 Management fees			                                     61,797
 General and administrative                             348,497
                                                    ------------
                                                      1,248,226
                                                    ------------
Operating income                                    $ 		851,036
                                                    ============

                                Exhibit 99.02

             Pro Forma financial information for the Partnership

America First Apartment Investors, L.P.
Pro Forma Balance Sheet
June 30, 1998
(Unaudited)

                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Assets
 Cash and temporary cash investments, at cost
  which approximates market value                   $   40,364,313      $ 	(15,442,204)(a)  $  24,922,109
 Investment in real estate, net of accumulated
  depreciation								                                  63,035,490          15,792,113 (b)     78,827,603
 Interest receivable                                       113,349                -               113,349
 Other assets                                         	  2,097,842              		- 					       2,097,842
                                                    ---------------     ---------------     ---------------
                                                    $ 	105,610,994     	$   			349,909      $ 105,960,903
                                                    ===============     ===============     ===============
Liabilities and Partners' Capital
 Liabilities
  Accounts payable                                  $	   2,048,234    	 $    	 349,909 (c)  $   2,398,143
  Bonds payable                                        	39,951,583                -         		 39,951,583
  Due to Jefferson Place L.P.                           	2,400,000     		  							-    								 2,400,000
  Distribution payable                                     329,051                -               329,051
                                                    ---------------     ---------------     ---------------
                                                        44,728,868          			349,909         45,078,777
                                                    ---------------     ---------------     ---------------
 Partners' Capital
  General Partner                                           15,676             	  -                15,676
  Beneficial Unit Certificate Holders                   60,866,450                -            60,866,450
                                                    ---------------     ---------------     ---------------
                                                        60,882,126                -            60,882,126
                                                    ---------------     ---------------     ---------------
                                                    $	 105,610,994      $ 				 349,909      $ 105,960,903
                                                    ===============     ===============     ===============

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Pro Forma Statement of Income
For the Six Months Ended June 30, 1998
(Unaudited)


                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Income
 Rental income																		                    $    6,346,936      $    1,085,254 (d)  $    7,432,190
 Mortgage bond investment income                           839,201                -            	   839,201
 Contingent interest income                              					-			      	   						-      							 					-
 Interest income temporary cash investments                387,905                -              	 387,905
                                                    ---------------     ---------------     ---------------
                                                    	    7,574,042      	    1,085,254      	    8,659,296
                                                    ---------------     ---------------     ---------------
Expenses
 Real estate operating expenses					                	  	 3,000,547             505,776 (e)  	    3,506,323
 Depreciation																			                         1,228,547             257,275 (f)       1,485,822
 Interest expense	                                       1,041,889             			-				    			   1,041,889
 General and administrative expenses                       693,411            				-     		 							 693,411
                                                    ---------------     ---------------  	   ---------------
                                                         5,964,394           		763,050      	    6,727,445
                                                    ---------------     ---------------     ---------------
Net income                                          $    1,609,648      $     	322,203    	 $    1,931,851
                                                    ===============     ===============     ===============

Net income per Beneficial Unit Certificate          $         0.30      $     	   0.06   		 $         0.36
Weighted average number of shares outstanding            5,212,167           5,212,167           5,212,167

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Pro Forma Statement of Income
For the Year Ended December 31, 1997
(Unaudited)


                                                                           Pro Forma
                                                       Historical         Adjustments          Pro Forma
                                                    ---------------     ---------------     ---------------
Income
 Rental income																		                    $    9,511,041      $    2,006,947 (d)  $   11,517,988
 Mortgage bond investment income                         1,611,956      										-														1,611,956
	Contingent interest income																																290,520																-																290,520
 Interest income temporary cash investments                 35,532                -              	  35,532
                                                    ---------------     ---------------     ---------------
                                                    	  	11,449,049   		 	   	2,006,947      	   13,455,996
                                                    ---------------     ---------------     ---------------
Expenses
 Real estate operating expenses					                	    4,514,450		         1,015,979 (e)  	 	  5,530,429
 Depreciation																		                          1,897,586             514,550 (f)       2,412,136
 Interest expense                                        1,132,494             			-    							   1,132,494
 General and administrative expenses                     1,263,054           					-     							  1,263,054
	Realized loss on disposition of mortgage bond											3,000,000																-														3,000,000
                                                    ---------------     ---------------     ---------------
                                                        11,807,584           1,530,529          13,338,113
                                                    ---------------     ---------------     ---------------
Net income                                          $   	 (358,535)     $   			476,418				  $   		 117,883
                                                    ===============     ===============     ===============

Net income per Beneficial Unit Certificate          $        (0.08)     $     	   0.09     	$         0.01
Weighted average number of shares outstanding            5,212,167           5,212,167           5,212,167

See accompanying notes to pro forma financial statements.

America First Apartment Investors, L.P.
Notes to Pro Forma Financial Statements
(Unaudited)

(a) Reflects cash paid by the Partnership to acquire the property (including
				acquisition costs).

(b) Reflects the acquisition of the property at cost (including acquisition expenses).

(c) Reflects liabilities assumed in conjunction with the acquisition of the
				property.

(d) Reflects additional rental income resulting from the acquisition.

(e) Reflects additional real estate operating expenses resulting from the acquisition. The adjustment reflects the management fees that will be paid to the new property manager and the Registrant's estimate of property taxes and insurance.

(f) Reflects depreciation expense on the buildings and improvements. Buildings and improvements will be depreciated on a straight-line basis over a period of 27.5 years.